EXHIBIT 99.1

Second Amendment to OMNIBUS ALLONGE to PROMISSORY NOTES

This SECOND AMENDMENT TO OMNIBUS ALLONGE TO PROMISSORY NOTES, dated as of July 29, 2014 (this “Second Amendment”), is made and entered into by and between Lightning Gaming, Inc., a Nevada corporation, and Lightning Poker, Inc., a Pennsylvania corporation and the successor to PokerMatic, Inc., a Pennsylvania corporation, and The Co-Investment Fund, II, L.P., a Pennsylvania limited partnership, and is attached to and made a part of each of the Notes (as defined below). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Notes.

Background

A.                Maker (or its predecessors) issued those certain promissory notes set forth in Exhibit A hereto to Holder in the principal amount and on the dates set forth therein (the “Notes”).

B.                 Maker and Holder amended certain Terms and Conditions of the Notes in the Omnibus Allonge to Promissory Notes dated June 23, 2011 (the “Allonge”).

C.                 Maker and Holder amended certain Terms and Conditions of the Notes in the Amendment to Omnibus Allonge to Promissory Notes dated December 31, 2012 (the “Amendment”)

D.                Maker and Holder desire to amend the terms of the Amendment as set forth in this Second Amendment.

Terms and Conditions

NOW, THEREFORE, the parties hereto, intending to be legally bound, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual representations, warranties, agreements and covenants contained herein, hereby agree as follows:

1.                  Extension of the Maturity Date. The maturity date of each of the Notes is hereby amended to June 30, 2017.

2.                  Miscellaneous.

(a)                This Second Amendment amends each of the Notes as specifically provided herein. All other provisions of the Notes shall remain in full force and effect except as expressly modified hereby. A copy of this Second Amendment shall be affixed to each of the Notes, whereupon each of the Notes, together with this Second Amendment, will become and constitute a single instrument.

(b)               Each party to this Second Amendment acknowledges that such party has been represented by counsel (or has had an opportunity to be represented by counsel) in negotiations for, and the preparation of, this Second Amendment, that such party have reviewed this Second Amendment, that such party understands and is fully aware of its contents and of its legal effect, and such party is voluntarily entering into this Second Amendment upon the legal

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advice of its counsel. Each party waives all common law or statutory presumptions to the effect that uncertainties in a contract are interpreted against the party causing an uncertainty to exist.

(c)                This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law or conflict of law principles of any other jurisdiction.

(d)               This Second Amendment may be executed in counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same instrument. Facsimile or other electronically transmitted copies of the signature page hereof (including signature pages sent in PDF format) shall be deemed originals and shall be binding for all purposes.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Omnibus Allonge to Promissory Notes to be executed and delivered as of the date first set forth above.

LIGHTNING GAMING, INC.		LIGHTNING POKER, INC.
a Nevada corporation		a Pennsylvania corporation

By:	/s/ Brian Haveson	By:	/s/ Brian Haveson
	Name: Brian Haveson		Name: Brian Haveson
	Title: Chief Executive Officer		Title: Chief Executive Officer

THE CO-INVESTMENT FUND, II, L.P.
a Pennsylvania limited partnership

By:	Co-Invest Management II, L.P.
Title:	General Partner

By:	Co-Invest Capital II Partners, Inc.
Title:	General Partner

By:	/s/ Brian K. Adamsky
Name: Brian K. Adamsky
Title: CFO and Treasurer

[Signature Page to Second Amended Allonge]

EXHIBIT A

Notes

1.	Promissory Note, dated July 27, 2006, in the principal amount of $1,000,000.

2.	Promissory Note, dated November 8, 2006, in the principal amount of $1,000,000.

3.	Promissory Note, dated January 31, 2007, in the principal amount of $1,000,000.

4.	Promissory Note, dated April 12, 2007, in the principal amount of $500,000.

5.	Promissory Note, dated June 27, 2007, in the principal amount of $2,000,000.

6.	Promissory Note, dated June 27, 2007, in the principal amount of $1,000,000 (issued pursuant to the Note and Warrant Purchase Agreement, dated as of December 11, 2009, by and among SIG Strategic Investments, LLLP, CI2, Stewart J. Greenebaum LLC and LGI).

7.	Promissory Note, dated June 30, 2008, in the principal amount of $2,000,000.

8.	Promissory Note, dated June 30, 2008, in the principal amount of $1,000,000 (issued pursuant to the Note and Warrant Purchase Agreement, dated as of March 19, 2010, by and among SIG Strategic Investments, LLLP, CI2, Stewart J. Greenebaum LLC and LGI).

9.	Promissory Note, dated February 22, 2010, in the principal amount of $1,000,000.

10.	Promissory Note, dated January 30, 2013, in the principal amount of $500,000

11.	Promissory Note, dated May 6, 2013, in the principal amount of $500,000